UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08266

Exact name of registrant as specified in charter:	The India Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200 Philadelphia, PA 19103

Name and address of agent for service:	Ms. Sharon Ferrari abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2024

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

(b) Not applicable.

The India Fund, Inc. (IFN)
Semi-Annual Report
June 30, 2024
abrdn.com

Managed Distribution Policy  (unaudited)

The Board of Directors (the "Board") of The India Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the average daily net asset value (“NAV”) for the previous three months as of the month-end prior to declaration.
The Fund’s distributions will be paid in newly issued shares of common stock of the Fund to all shareholders who have not otherwise elected to receive cash. Shareholders may request to be paid their quarterly distributions in cash instead of shares of common stock by providing advance notice to the bank, brokerage or nominee who holds their shares if the shares are in “street name” or by filling out in advance an election card received from Computershare Investor Services if the shares are in registered form.
With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.
Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, December 31. Under Section 19 of the Investment Company Act of
1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.
Based on generally accepted accounting principles (GAAP), the Fund estimates the distributions for the fiscal year commenced January 1, 2024 through the distribution declared on August 9, 2024 consisted of 100% long-term capital gains.
In January 2025, a Form 1099-DIV will be sent to shareholders, which states the final amount and composition of distributions and provides information with respect to their appropriate tax treatment for the 2024 calendar year.

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Semi-Annual Report, which covers the activities of The India Fund, Inc. (the “Fund”), for the six-month period ended June 30, 2024. The Fund’s investment objective is long-term capital appreciation, which the Fund seeks to achieve by investing primarily in the equity securities of Indian companies.
Total Investment Return1
For the six-month period ended June 30, 2024, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark is as follows:
NAV[2],[3]	17.03%
Market Price[2]	2.47%
MSCI India Index (Net Daily Total Return)[4]	16.90%
For more information about Fund performance, please visit the Fund on the web at www.abrdnifn.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents comparison from current six-month period end to prior fiscal year end of market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
6/30/2024	$19.93	$17.86	-10.39%
12/31/2023	$17.87	$18.29	2.35%
During the six-month period ended June 30, 2024, the Fund’s NAV was within a range of $17.40 to $19.98 and the Fund’s market price traded within a range of $17.16 to $21.02. During the six-month period ended June 30, 2024, the Fund’s shares traded within a range of a premium(+)/discount(-) of +16.90% to -10.51%.
Message from the Board of Directors
The Board of Directors of The India Fund, Inc. acknowledges with great sadness that Jeswald W. Salacuse, passed away on July 25, 2024. Mr. Salacuse served as a Director of the Fund from 1993 and as Chairman until his retirement in June 2024. The Board would like to acknowledge its appreciation and gratitude to Mr. Salacuse's long and dedicated service to the Fund and extends its deepest condolences to Mr. Salacuse's family.
In June 2024, the Board approved the appointment of Ms. Nancy Yao as the Chair of the Board, Ms. Nisha Kumar as Chair of the Audit Committee and Mr. Rahn Porter as a Class I Director.
Rights Offering
On April 8, 2024, the Fund commenced a transferable rights offering to shareholders of record on April 18, 2024 (“Rights Offer”) that expired on May 14, 2024 ("Expiration Date"). Each record date shareholder received one right for each outstanding share of common stock of beneficial interest, par value 0.001 ("Common Stock") held, which entitled such stockholder to purchase one new share of Common Stock of the Fund for every three rights held. The subscription price on the Expiration date pursuant to the Rights Offer was $17.75 per share of Common Stock of the Fund and was determined based upon 93% of the Fund's net asset value (“NAV”) per share of Common Stock at the close of trading on the New York Stock Exchange (“NYSE”) on the Expiration Date. Rights holders exercised their rights to purchase 6,442,659 shares of Common Stock. Gross proceeds from the Rights Offer were approximately $110 million.
Managed Distribution Policy
The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the average daily NAV for the previous three months as of the

{foots1}
[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. NAV return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
{foots1}
[2]	Assuming the reinvestment of dividends and distributions.
{foots1}
[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
{foots1}
[4]	The MSCI India Index (Net Daily Total Return) is designed to measure the performance of the large and mid-cap segments of the Indian market. The index covers approximately 85% of the Indian equity universe. The Index is calculated net of withholding taxes, to which the Fund is generally subject. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For more information about Fund performance, please visit http://www.abrdnifn.com.
1

Letter to Shareholders  (unaudited)  (continued)

month-end prior to declaration. In February 2024, the Board determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in June 2024. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.
On August 9, 2024, the Fund announced that it will pay on September 30, 2024, a stock distribution of US $0.49 per share to all shareholders of record as of August 23, 2024. This stock distribution will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Shares of common stock will be issued at the lower of the NAV per share or the market price per share with a floor for the NAV of not less than 95% of the market price. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts at Computershare Investor Services who will have whole and fractional shares added to their account.
Shareholders may request to be paid their quarterly distributions in cash instead of shares of common stock by providing advance notice to the bank, brokerage or nominee who holds their shares if the shares are in “street name” or by filling out in advance an election card received from Computershare Investor Services if the shares are in registered form.
The Fund is covered under exemptive relief received by the Fund’s investment manager from the U.S. Securities and Exchange Commission (“SEC”) that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Open Market Repurchase Program
The Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment manager. Such purchases may be made opportunistically at certain discounts to net asset value per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on the Fund's website on a monthly basis. For the six-month period ended June 30, 2024, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund’s website on a monthly basis. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12-month period.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.

2

Letter to Shareholders  (unaudited)  (concluded)

Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdnifn.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Alan Goodson
Alan Goodson
President
{foots1}
All amounts are U.S. Dollars unless otherwise stated.
3

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark for the six-month (not annualized), 1-year, 3-year, 5-year and 10-year periods ended June 30, 2024.
	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	17.03%	31.19%	8.81%	10.09%	9.34%
Market Price	2.47%	18.41%	7.60%	10.04%	9.21%
MSCI India Index (Net Daily Total Return)	16.90%	34.36%	13.45%	13.62%	9.45%
Performance of a $10,000 Investment (as of June 30, 2024)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of June 30, 2024. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnifn.com or by calling 800-522-5465.
The annualized total expense ratio based on the six-month period ended June 30, 2024 was 1.38%.
4

Portfolio Composition  (as a percentage of net assets) (unaudited)
As of June 30, 2024

The following table summarizes the sector composition of the Fund’s portfolio in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sectors. Industry allocation is shown below for any sector representing more than 25% of net assets.
Sectors
Financials	27.1%
Banks	17.1%
Insurance	4.4%
Capital Markets	2.3%
Consumer Finance	2.2%
Financial Services	1.1%
Industrials	11.9%
Consumer Discretionary	9.4%
Information Technology	8.4%
Real Estate	8.4%
Materials	7.6%
Consumer Staples	7.3%
Health Care	6.6%
Communication Services	6.6%
Utilities	5.3%
Energy	5.3%
Short-Term Investment	0.1%
Liabilities in Excess of Other Assets	(4.0%)
100.0%
The following were the Fund’s top ten holdings as of June 30, 2024:
Top Ten Holdings
ICICI Bank Ltd.	7.8%
HDFC Bank Ltd.	5.6%
Aegis Logistics Ltd.	5.3%
Bharti Airtel Ltd.	4.4%
Mahindra & Mahindra Ltd.	4.2%
Tata Consultancy Services Ltd.	4.0%
Infosys Ltd.	3.8%
Axis Bank Ltd.	3.7%
Prestige Estates Projects Ltd.	3.6%
Godrej Properties Ltd.	3.5%

5

Portfolio of Investments (unaudited)
As of June 30, 2024

	Shares	Value
COMMON STOCKS—103.9%
INDIA—103.9%
Communication Services—6.6%
Bharti Airtel Ltd.	1,907,448	$ 33,114,701
Bharti Hexacom Ltd.(a)	444,545	6,018,517
Info Edge India Ltd.	129,380	10,539,521
		49,672,739
Consumer Discretionary—9.4%
Indian Hotels Co. Ltd.	1,386,838	10,341,041
Mahindra & Mahindra Ltd.	928,870	31,883,628
Maruti Suzuki India Ltd.	77,565	11,175,303
Titan Co. Ltd.	306,069	12,468,669
UNO Minda Ltd.	374,345	4,892,531
		70,761,172
Consumer Staples—7.3%
Hindustan Unilever Ltd.	612,213	18,094,209
ITC Ltd.	2,891,302	14,718,997
Nestle India Ltd.	306,640	9,369,270
Tata Consumer Products Ltd.	976,106	12,829,632
		55,012,108
Energy—5.3%
Aegis Logistics Ltd.	3,865,956	40,248,075
Financials—27.1%
Aptus Value Housing Finance India Ltd.	2,042,541	8,086,916
Axis Bank Ltd.	1,826,249	27,644,736
Cholamandalam Investment & Finance Co. Ltd.	1,000,187	16,993,880
HDFC Bank Ltd.	2,078,147	41,996,406
ICICI Bank Ltd.	4,122,434	59,219,611
Kfin Technologies Ltd.(a)	2,092,258	17,539,512
PB Fintech Ltd.(a)	746,965	12,493,472
SBI Life Insurance Co. Ltd.(b)	1,182,396	21,124,330
		205,098,863
Health Care—6.6%
Fortis Healthcare Ltd.	500,226	2,845,125
Global Health Ltd.(a)	532,393	8,312,253
JB Chemicals & Pharmaceuticals Ltd.	821,288	17,294,447
Syngene International Ltd.(b)	493,461	4,205,874
Vijaya Diagnostic Centre Pvt Ltd.	1,917,692	17,190,524
		49,848,223
Industrials—11.9%
ABB India Ltd.	115,369	11,755,708
Apar Industries Ltd.	88,000	8,940,291
Container Corp. of India Ltd.	661,678	8,255,894
Havells India Ltd.	633,980	13,828,384
KEI Industries Ltd.	275,500	14,563,427
Shares		Value
Larsen & Toubro Ltd.	375,837	$ 15,952,286
Siemens Ltd.	178,836	16,515,052
		89,811,042
Information Technology—8.4%
Coforge Ltd.	68,266	4,420,040
Infosys Ltd.	1,528,732	28,687,382
Tata Consultancy Services Ltd.	655,247	30,629,087
		63,736,509
Materials—7.6%
Coromandel International Ltd.	285,500	5,442,666
Hindalco Industries Ltd.	934,473	7,728,332
Pidilite Industries Ltd.	318,262	12,046,243
Supreme Industries Ltd.	92,181	6,523,387
UltraTech Cement Ltd.	184,905	25,795,776
		57,536,404
Real Estate—8.4%
Godrej Properties Ltd.(a)	691,187	26,444,780
Phoenix Mills Ltd.	232,854	9,965,108
Prestige Estates Projects Ltd.	1,190,864	26,919,552
		63,329,440
Utilities—5.3%
NTPC Ltd.	3,728,611	16,959,833
Power Grid Corp. of India Ltd.	5,934,063	23,525,542
		40,485,375
Total India		785,539,950
Total Common Stocks		785,539,950
SHORT-TERM INVESTMENT—0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(c)	1,056,215	1,056,215
Total Short-Term Investment		1,056,215
Total Investments (Cost $482,477,354)(d)—104.0%		786,596,165
Liabilities in Excess of Other Assets—(4.0%)		(30,580,008)
Net Assets—100.0%		$756,016,157

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of June 30, 2024.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

6

Statement of Assets and Liabilities  (unaudited)
As of June 30, 2024

Assets
Investments, at value (cost $481,421,139)	$ 785,539,950
Short-term investments, at value (cost $1,056,215)	1,056,215
Foreign currency, at value (cost $6,233,928)	6,242,175
Receivable for investments sold	6,215,203
Interest and dividends receivable	1,585,026
Prepaid expenses	82,354
Total assets	800,720,923
Liabilities
Deferred foreign capital gains tax (Note 2g)	34,111,348
Distributions payable	9,313,334
Investment management fees payable (Note 3)	616,456
Administration fees payable (Note 3)	47,510
Investor relations fees payable (Note 3)	36,010
Director fees payable	17,919
Other accrued expenses	562,189
Total liabilities	44,704,766

Net Assets	$756,016,157
Composition of Net Assets
Capital stock ($0.001 per share) (Note 5)	$ 37,927
Paid-in capital in excess of par	476,873,027
Distributable earnings	279,105,203
Net Assets	$756,016,157
Net asset value per share based on 37,926,872 shares issued and outstanding	$19.93

See Accompanying Notes to Financial Statements.
7

Statement of Operations  (unaudited)
For the Six-Month Period Ended June 30, 2024

Net Investment Income
Investment Income:
Dividends and other income	$ 2,605,310
Total investment income	2,605,310
Expenses:
Investment management fee (Note 3)	3,182,815
Administration fee (Note 3)	238,716
Directors' fees and expenses	145,486
Legal fees and expenses	116,979
Custodian’s fees and expenses	102,048
Insurance expense	77,161
Investor relations fees and expenses (Note 3)	58,812
Reports to shareholders and proxy solicitation	54,614
Independent auditors’ fees and tax expenses	52,838
Transfer agent’s fees and expenses	24,358
Miscellaneous	57,286
Total expenses	4,111,113

Net Investment Loss	(1,505,803)
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investments (including $4,629,486 foreign capital gains tax) (Note 2g)	55,906,908
Foreign currency transactions	(100,114)
55,806,794
Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred foreign capital gains tax of $10,498,226) (Note 2g)	59,415,163
Foreign currency translation	11,660
59,426,823
Net realized and unrealized gain from investments and foreign currencies	115,233,617
Change in Net Assets Resulting from Operations	$113,727,814

See Accompanying Notes to Financial Statements.
8

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2024 (unaudited)	For the Year Ended December 31, 2023
Increase/(Decrease) in Net Assets:
Operations:
Net investment loss	$(1,505,803)	$(1,847,682)
Net realized gain from investments and foreign currency transactions	55,806,794	44,462,870
Net change in unrealized appreciation on investments and foreign currency translation	59,426,823	55,246,098
Net increase in net assets resulting from operations	113,727,814	97,861,286
Distributions to Shareholders From:
Distributable earnings	(30,083,933)	(48,963,296)
Net decrease in net assets from distributions	(30,083,933)	(48,963,296)
Proceeds from the rights offerings resulting in the issuance of 6,442,659 and 0 shares, respectively (net of offering costs of $600,457 and $0, respectively) (Note 5)	109,588,068	–
Issuance of 764,675 and 1,413,387 shares of common stock, respectively due to stock distribution (Note 5)	13,783,737	22,799,964
Change in net assets from capital transactions	123,371,805	22,799,964
Change in net assets	207,015,686	71,697,954
Net Assets:
Beginning of period	549,000,471	477,302,517
End of period	$756,016,157	$549,000,471
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
9

Financial Highlights

	For the Six-Month Period Ended June 30,	For the Fiscal Years Ended December 31,
	2024 (unaudited)	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period	$17.87	$16.29	$23.47	$22.99	$22.60	$23.84
Net investment income/(loss)	(0.05)	(0.06)	(0.08)	(0.12)	(0.04)	0.03
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	3.36	3.29	(3.79)	3.81	2.38	1.06
Total from investment operations	3.31	3.23	(3.87)	3.69	2.34	1.09
Distributions to common shareholders from:
Net investment income	(0.88)	–	(1.17)	(0.09)	(1.10)	(0.01)
Net realized gains	–	(1.64)	(2.02)	(3.12)	–	(2.32)
Return of capital	–	–	–	–	(0.85)	–
Total distributions	(0.88)	(1.64)	(3.19)	(3.21)	(1.95)	(2.33)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	(0.01)	(0.01)	(0.12)	–	–	–
Dilutive effect of rights offer (Note 5)	(0.36)	–	–	–	–	–
Total capital share transactions	(0.37)	(0.01)	(0.12)	–	–	–
Net asset value, end of period	$19.93	$17.87	$16.29	$23.47	$22.99	$22.60
Market price, end of period	$17.86	$18.29	$14.81	$21.10	$19.96	$20.13
Total Investment Return Based on(b):
Market price	2.47%	36.55%	(15.32%)	21.89%	11.79%	10.90%
Net asset value	17.03%	21.29%	(16.26%)	17.72%	14.69%	5.70%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$756,016	$549,000	$477,303	$631,424	$618,431	$607,988
Average net assets applicable to common shareholders (000 omitted)	$600,067	$488,158	$539,220	$651,685	$525,841	$623,568
Total expenses	1.38%(c)	1.49%	1.43%	1.35%	1.43%	1.35%
Net Investment income (loss)	(0.50%)(c)	(0.38%)	(0.42%)	(0.48%)	(0.20%)	0.13%
Portfolio turnover	18%(d)	22%	24%	22%	20%	14%

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	Annualized.
(d)	Not annualized.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
10

Notes to Financial Statements (unaudited)
June 30, 2024

1.  Organization
The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company.
The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors (the "Board") designated abrdn Asia Limited (“abrdn Asia” or the “Investment Manager”) as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a

11

Notes to  Financial Statements (unaudited)  (continued)
June 30, 2024

Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Manager may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
The following is a summary of the inputs used as of June 30, 2024 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$40,503,488	$745,036,462	$–	$785,539,950
Short-Term Investment	1,056,215	–	–	1,056,215
Total Investments	$41,559,703	$745,036,462	$–	$786,596,165
Total Investment Assets	$41,559,703	$745,036,462	$–	$786,596,165
Amounts listed as “–” are $0 or round to $0.
For the six-month period ended June 30, 2024, there were no significant changes to the fair valuation methodologies.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

12

Notes to  Financial Statements (unaudited)  (continued)
June 30, 2024

(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.
Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Certain distributions received by the Fund could represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.
e.  Distributions:
The Fund has implemented a managed distribution policy (“MDP”) to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The MDP is subject to regular review by the Board.
The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.
Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.
f.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended December 31, 2023 are subject to such review.
g.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Fund files for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with

13

Notes to  Financial Statements (unaudited)  (continued)
June 30, 2024

some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Assets and Liabilities, and the change in such amount for the year ended June 30, 2024 is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.
The Fund incurs Indian capital gains tax for the long-term gains realized after April 1, 2018 at 10% and for short-term gains at 15%, plus surcharge and tax. (See Deferred foreign capital gains tax on the Statement of Assets and Liabilities).
3.  Agreements and Transactions with Affiliates
a. Investment Manager:
abrdn Asia serves as the Fund’s investment manager with respect to all investments. For its services, abrdn Asia receives fees at an annual rate of: (i) 1.10% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500 million of the Fund’s average weekly Managed Assets; (iii) 0.85% for the next $500 million of the Fund’s average weekly Managed Assets; and (iv) 0.75% for the Fund’s average weekly Managed Assets in excess of $1.5 billion. Managed Assets is defined in the investment management agreement as total assets of the Fund, including any assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. For the six-month period ended June 30, 2024, abrdn Asia earned a gross management fee of $3,182,815.
b. Fund Administration:
abrdn Inc., an affiliate of abrdn Asia, serves as the Fund’s administrator and receives a fee payable monthly by the Fund at an annual fee rate of 0.08% of the value of the Fund's average monthly net assets. During the six-month period ended June 30, 2024, the Fund paid a total of $238,716 in administrative fees to abrdn Inc.
c. Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average net assets per annum. Any difference between the capped rate of 0.05% of the Fund’s average net assets per annum and the Fund’s Portion is paid for by abrdn Inc.
During the six-month period ended June 30, 2024, the Fund incurred investor relations fees of approximately $58,812. For the six-month period ended June 30, 2024, abrdn Inc. did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2024, were $198,128,344 and $116,796,891, respectively.
5.  Capital
The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. As of June 30, 2024, there were 37,926,872 shares of common stock issued and outstanding.
The following table shows the shares issued by the Fund as a part of a quarterly distribution to shareholders during the six-month period ended June 30, 2024.
Payment Date	Shares Issued
March 31, 2024	336,763
June 30, 2024	427,912
The Fund has a shelf registration statement on file with the SEC, initially effective on April 5, 2024, authorizing the Fund to issue up to $350,000,000 aggregate initial offering price of Common Stock, preferred stock (“Preferred Stock”), promissory notes (“Notes”), subscription rights to purchase Common Stock (“Rights” and collectively with the Common Stock and Preferred Stock, “Securities”) in one or more offerings in amounts, at prices and on terms set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). The offering costs associated with the Fund's shelf registration statement are approximately $138,730 of which $52,883 was charged to paid-in-capital upon the issuance of associated shares.
On April 8, 2024, the Fund commenced a transferable rights offering to shareholders of record on April 18, 2024 (“Rights Offer”) and expired on May 14, 2024. Each record date stockholder received one

14

Notes to  Financial Statements (unaudited)  (continued)
June 30, 2024

right for each share of Common Stock held, which entitled such stockholder to purchase one new share of Common Stock of the Fund for every three rights held. The subscription price on the Expiration Date pursuant to the Rights Offer was $17.75 per common share of the Fund and was determined based upon 93% of the Fund's NAV per share of Common Stock at the close of trading on the NYSE on the Expiration Date. Rights holders exercised their rights to purchase 6,442,659 shares of Common Stock. The Fund received the proceeds of the Rights Offer, minus the dealer manager fee and other expenses of the Rights Offer, with the Fund's net proceeds totaling $109,558,522.
6.  Open Market Repurchase Program
The Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Investment Manager. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund’s website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12-month period.
For the six-month period ended June 30, 2024, the Fund did not repurchase any shares through this program.
7.  Portfolio Investment Risks
a.  Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common shareholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
b.  Focus Risk:
The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. The Fund focuses its investments in India, which subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
c.  Issuer Risk:
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. In an increasingly interconnected financial market, the adverse changes in the financial conditions of one issuer may negatively affect other issuers.
d.  Management Risk:
The Fund is subject to the risk that the Investment Manager may make poor security selections. The Investment Manager and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Investment Manager may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
e.  Market Events Risk:
Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.
Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.
The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

15

Notes to  Financial Statements (unaudited)  (continued)
June 30, 2024

f.  Mid-Cap Securities Risk:
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
g.  Non-U.S. Taxation Risk:
Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.
If, at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.
h.  Risks Associated with Indian Markets:
The Indian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Indian securities involve special risks and considerations not present with respect to U.S. securities.
India has undergone and may continue to undergo rapid change and lack the social, political and economic stability of more developed countries. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.
Economic growth in India is constrained by inadequate infrastructure, a cumbersome bureaucracy, corruption, labor market rigidities, regulatory and foreign investment controls, the “reservation” of key products for small-scale industries and high fiscal deficits. Changes in economic policies, or lack of movement toward economic liberalization, could negatively affect the general business and economic conditions in India, which could in turn affect the Fund’s investments.
There is also the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including pandemic, war or terrorist attacks). All of these factors could adversely affect the economy of India, make the prices of Indian securities generally more volatile than the prices of securities of companies in developed markets and increase the risk of loss to the Fund.
i.  Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.
Financial Sector Risk. To the extent that the financial sector represents a significant portion of the Fund's investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

16

Notes to  Financial Statements (unaudited)  (concluded)
June 30, 2024

j.  Small-Cap Securities Risk:
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
k.  Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
8.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

9.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of June 30, 2024, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$506,343,017	$304,403,855	$(24,150,707)	$280,253,148
10.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2024, other than as noted below.
On August 9, 2024, the Fund announced that it will pay on September 30, 2024, a stock distribution of US $0.49 per share to all shareholders of record as of August 23, 2024.

17

Supplemental Information (Unaudited)

Results of Annual Meeting of Shareholders
The Annual Meeting of Shareholders was held on May 16, 2024. The description of each proposal and number of shares voted at the meeting are as follows:
To elect two Class I Directors to the Board of Directors:
Nominee	Votes For	Votes Against	Votes Abstained
Alan Goodson	19,464,297	891,704	152,952
Jeswald W. Salacuse*	19,296,459	1,045,033	167,461
To approve the continuation of the term for two Directors under the Corporate Governance Policies:
Nominee	Votes For	Votes Against	Votes Abstained
Luis F. Rubio	19,438,202	900,643	170,108
Jeswald W. Salacuse*	19,333,158	1,004,610	171,185
* Resigned Effective June 11, 2024.
Board Approval of Investment Management Agreement
The Investment Company Act of 1940 (the “1940 Act”) and the terms of the investment management agreement (the “Management Agreement”) between The India Fund, Inc. (the “Fund”) and abrdn Asia Limited (the “Investment Manager” or “aAL”) require that the Management Agreement be approved annually at an in-person meeting by the Board of Directors of the Fund (the “Board” or “Directors”), including a majority of the Directors who have no direct or indirect interest in the Management Agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”).
At a regularly scheduled quarterly meeting held on June 11, 2024 (the “Quarterly Meeting”), the Board voted unanimously to renew the Management Agreement between the Fund and the Investment Manager. In considering whether to approve the continuation of the Fund’s Management Agreement, the Board members received and considered a variety of information provided by the Investment Manager relating to the Fund, the Management Agreement and the Investment Manager, including information regarding the nature, extent and quality of services provided by the Investment Manager under the Management Agreement, comparative investment performance, premium and discount, fee and expense information of a peer group of funds (the “Peer Group”) selected by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data, and other performance information for relevant benchmark indices (collectively, the “15(c) Materials”). In addition, the Independent Directors of the Fund held a separate telephonic meeting in advance of the Quarterly Meeting (the “Contract Review Meeting”) to review the materials provided and the relevant legal considerations and met in executive session outside the presence of Fund management at the Contract Review Meeting and Quarterly Meeting with their independent legal counsel to discuss the Management Agreement. The Independent Directors also, together with the independent board members of other registered investment companies advised by the Investment Manager and its affiliates (collectively, the “abrdn Funds complex”), met in advance of the Quarterly Meeting with the Chief Investment Officer (the “CIO”) of abrdn plc, the ultimate parent of the Investment Manager. During the meeting with the CIO, the Independent Directors received information on, and responses to their questions concerning, among other items, abrdn plc’s and the Investment Manager’s investment decision-making framework, monitoring of investment theses and responses to underperformance, key personnel and investment team consistency, and investment product developments at abrdn plc, including with respect to the abrdn Funds complex. In addition to the 15(c) Materials, the Board received and reviewed materials in advance of each regular quarterly meeting that contained information about the Fund and its investment performance and information relating to the services provided by the Investment Manager. The Directors also noted that members of the Board attended meetings in India with the Fund’s investment team and representatives of a number of the Fund’s holdings in late 2023, and that the Directors attending those meetings had reported back and discussed their impressions with the other Independent Directors.
The 15(c) Materials provided to the Board generally included, among other items: (i) information on the investment performance of the Fund, the performance of funds in the Peer Group, and the Fund’s performance benchmark; (ii) information regarding the Fund’s expenses and management fees, including information comparing the Fund’s expenses to those of the Peer Group and information about fee “breakpoints” in the Fund’s fees structure and expense limitations, if any; (iii) information regarding the profitability of the Management Agreement to the Investment Manager; (iv) a report prepared by the Investment Manager in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of the Independent Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering the approval of the investment management arrangements under the 1940 Act and Maryland law.
18

Supplemental Information (Unaudited)  (continued)

In addition, the Board, including the Independent Directors, also considered information that the Investment Manager had provided concerning: (i) the Investment Manager’s investment personnel and operations, (ii) the Investment Manager’s financial condition and stability, (iii) the resources devoted by the Investment Manager to the Fund, (iv) the Fund’s investment objective and strategy and the Investment Manager’s record of compliance with the Fund’s investment policies and restrictions, (v) the Investment Manager’s and its affiliates’ compliance program, (vi) possible conflicts of interest, and (vii) the allocation of the Fund’s brokerage. Throughout the process, including at the meeting with the CIO, the Contract Review Meeting and the Quarterly Meeting, the Board members had and availed themselves of the opportunity to ask questions of and request additional information from the Investment Manager.
The Independent Directors were advised by independent legal counsel throughout the process and also consulted in executive sessions with their counsel regarding consideration of the renewal of the Management Agreement. In considering whether to approve the continuation of the Management Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another and given different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Management Agreement include the factors listed below.
The costs of the services provided and profits realized by the Investment Manager and its affiliates from their relationships with the Fund. The Board reviewed information compiled at the request of the Fund by ISS that compared the Fund’s effective annual management fee rate with the fees paid by its Peer Group. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. The Board considered the Fund’s management fee structure, and noted that management fees for the Fund were based on the Fund’s average weekly managed assets, defined as total assets of the Fund, including any assets attributable to leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through: (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. Management noted that due to the unique strategy and structure of the Fund, abrdn did not have any Securities and Exchange Commission (“SEC”)-registered closed-end funds that were directly comparable to the Fund. The Investment Manager provided information for other products or vehicles advised by aAL or its affiliates with similar investment strategies to those of the Fund. In evaluating the Fund’s management fees, the Board took into account the regulatory regime, demands, complexity and quality of the investment management of the Fund.
In addition to the foregoing, the Board considered the Fund’s fees and expenses as compared to its Peer Group. The Board also reviewed the profitability of the investment management relationship with the Fund to the Investment Manager, and received information on the profitability of the Fund’s other contractual relationships with the Investment Manager’s affiliates.
Investment performance of the Fund and the Investment Manager. The Board received and reviewed information that compared the Fund’s return over various time periods to those of comparable investment companies and discussed this information and other related performance data with management. The Board also received and considered information on performance compiled by ISS that compared the Fund to the other fund in the Fund’s Morningstar category (the “Morningstar Group”). Additionally, because of the limited number of funds in the Fund’s Morningstar Group, the Fund’s performance was also compared against the Peer Group, although the investment objectives and strategies of the funds in the Peer Group may have differed from those of the Fund due to, among other things, differences in the geographic focus of the funds in the Peer Group.
In addition, the Board received and reviewed information regarding the Fund’s total return on a net and gross basis and relative to the Fund’s benchmark and the Fund’s share performance and premium/discount information. The Board also received and considered information about the Fund’s total return against the respective Morningstar Group and Peer Group averages and against other abrdn-managed investment vehicles. The Directors considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies, restrictions and risks of the other funds. The Directors noted that, while the Fund’s performance had trailed that of its Morningstar Group average for the periods under review, it had outpaced the performance average of its Peer Group. Additionally, the Board considered information about the Fund’s discount/premium ranking relative to its Morningstar Group and Peer Group, noting that the Fund’s discount/premium ranking had been at or near the top of the Peer Group, and management’s discussion of the Fund’s performance. The Board also considered the Investment Manager’s performance and reputation generally and the willingness of the Investment Manager to take steps intended to improve performance. The Board also considered the Investment Manager’s responsiveness to concerns about the Fund’s performance raised by Directors, if any. The Board considered the Fund’s overall performance, including the Investment Manager’s explanation for the performance and the actions taken by the Investment Manager, in determining to continue the Investment Management Agreement.
The nature, extent and quality of the services provided to the Fund under the Management Agreement. The Directors considered the nature, extent and quality of the services provided by the Investment Manager to the Fund. They reviewed information about the resources dedicated to the Fund by the Investment Manager and its affiliates. Among other things, the Board reviewed and discussed the background and experience of the Investment Manager’s senior management personnel who serviced the Fund and the qualifications, background and responsibilities of the portfolio managers primarily responsible for providing day-to-day portfolio management services for the Fund. The Directors also considered the
19

Supplemental Information (Unaudited)  (concluded)

financial condition of the Investment Manager and the Investment Manager’s ability to provide quality service to the Fund. Management representatives reported to the Board and responded to questions on, among other things, the Investment Manager’s business plans and any current or proposed organizational changes. The Directors also took into account the Investment Manager’s experience as an asset manager and considered information regarding the Investment Manager’s compliance with applicable laws and SEC and other regulatory agency inquiries or audits of the Fund, the Investment Manager and/or the Investment Manager’s affiliates. The Board considered reports from the Investment Manager on its risk management processes. The Board noted that they received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Investment Manager’s compliance policies and procedures and information concerning the Investment Manager’s brokerage policies and practices. The Directors also noted that the Investment Manager had provided information and periodic reporting on the performance of its duties and the quality of its performance and had discussed these matters with the Directors at meetings held regularly throughout the preceding year.
The Independent Directors also took into account their recent meetings, together with the independent board members of other registered investment companies in the abrdn Funds complex, with the chair of abrdn plc and abrdn plc’s interim Chief Executive Officer. During those meetings, the abrdn plc representatives responded to questions from the Independent Directors and affirmed abrdn’s long-term commitment to the investments business and the abrdn Funds complex in particular.
Economies of Scale. The Board considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable and reflected the sharing of economies of scale between the Fund and the Investment Manager as the Fund’s assets increased. The Board based its determination on various factors, including how the Fund’s management fees compared relative to the Peer Group at higher asset levels and that the breakpoints in the Fund’s Investment Management Agreement would adjust the management fee rate downward to reflect anticipated economies of scale in the event of asset increases, as applicable.
Other factors. The Board also considered other factors, which included: (i) the nature, quality, cost and extent of administrative services and investor relations services performed by abrdn Inc., an affiliate of the Investment Manager, under separate agreements covering administrative services and investor relations services; (ii) whether the Fund has operated in accordance with its investment objective, the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Investment Manager; (iii) the compliance-related resources the Investment Manager and its affiliates were providing to the Fund; (iv) the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund; and (v) so-called “fallout benefits” to the Investment Manager or abrdn Inc., such as reputational and other indirect benefits. The Board considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.
* * *
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, voting separately, approved the Fund’s Management Agreement for an additional one-year period.
20

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund's share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

21

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

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Corporate Information

Directors
Nancy Yao, Chair
Alan Goodson
Nisha Kumar
Rahn Porter
Luis F. Rubio
Investment Manager
abrdn Asia Limited
7 Straits View
#23-04 Marina One East Tower
Singapore 018936
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

The Financial Statements as of June 30, 2024, included in this report, were not audited and accordingly, no opinion is expressed thereon.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of The India Fund, Inc. are traded on the NYSE under the symbol “IFN.” Information about the Fund’s net asset value and market price is available at www.abrdnifn.com.
This report, including the financial information herein, is transmitted to the shareholders of The India Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

IFN-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The statement regarding the basis for approval of investment advisory contracts is included in the response to Item 1, above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)		(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
January 1, 2024 through January 31, 2024	—		—	—	2,355,711.48
February 1, 2024 through February 28, 2024	—		—	—	2,355,711.48
March 1, 2024 through March 31, 2024	—		—	—	2,355,711.48
April 1, 2024 through April 30, 2024	—		—	—	2,355,711.48
May 1, 2024 through May 31, 2024	—		—	—	2,355,711.48
June 1, 2024 through June 30, 2024	—		—	—	2,355,711.48
Total		$			—

(1)	The open market repurchase policy was authorized on October 30, 2012. The program authorized management to make open market purchases from time to time in an aggregate amount up to 10% of the Fund’s outstanding shares, as of a date determined by the Board. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value. On July 31, 2018, the Board authorized additional shares eligible to be repurchased from time to time on the open market in an amount up to 10% of the Fund’s outstanding shares as of July 31, 2018.

Item 15. Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2024, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the Registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)        Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the Registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)            A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The India Fund, Inc.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 6, 2024

By (Signature and Title):	/s/ Sharon Ferrari
Sharon Ferrari, Principal Financial Officer

Date: September 6, 2024